UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2026
Chain Bridge Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-42302

Delaware	20-4957796
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1445-A Laughlin Avenue, McLean, VA	22101
(Address of principal executive offices)	(Zip Code)
(703)-748-2005
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Class A common stock, par value $0.01 per share	CBNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.
On April 28, 2026, Chain Bridge Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2026 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information contained in Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated April 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAIN BRIDGE BANCORP, INC.
(Registrant)

Date: April 28, 2026	By:	/s/ John J. Brough
		Name: Title:	John J. Brough Chief Executive Officer and Director